UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 19, 2022

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchanges on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On April 19, 2022, American Vanguard Corporation (“Registrant”) issued a press release in which it disclosed that it has filed its preliminary proxy statement with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”), noting that shareholder Cruiser Capital Advisors LLC (“Cruiser”) notified the Company of its intent to nominate four individuals to stand for election to the Company’s Board of Directors at the 2022 Annual Meeting. The details of that press release are set forth on Exhibit 10.1 hereto and are incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the Exhibit linked hereto, is being furnished under Items 8.01 and 9.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Press release dated as of April 19, 2022 on Registrant’s filing of a preliminary proxy and a shareholder’s intention to nominate four directors at the 2022 Annual Meeting.

EXHIBIT 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: April 19, 2022	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel & Secretary

Exhibit 10.1

FOR IMMEDIATE RELEASE

American Vanguard Corporation Files Preliminary Proxy Statement

Discloses Receipt of Director Nominations from Cruiser Capital

Newport Beach, CA – April 19, 2022 – American Vanguard Corporation (NYSE: AVD) today announced that it has filed its preliminary proxy statement with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) scheduled to be held on June 1, 2022. The Company has established April 8, 2022 as the record date for stockholders entitled to vote at the 2022 Annual Meeting.

In its preliminary proxy materials, the Company said that the Board has nominated the Company’s nine existing directors to stand for re-election at the 2022 Annual Meeting.

American Vanguard also disclosed that Cruiser Capital Advisors LLC (“Cruiser”) notified the Company of its intent to nominate four individuals to stand for election to the Company’s Board of Directors at the 2022 Annual Meeting. The Company noted that it has had multiple discussions with Cruiser over the past year and that the Company’s entire Board interviewed Cruiser’s four proposed director candidates.

American Vanguard issued the following statement:

“The American Vanguard Board of Directors and management team are committed to driving long-term value creation, and we appreciate constructive stockholder input that advances this goal.

We are confident the nine highly-qualified directors nominated by the Company possess the right combination of relevant industry experience and expertise. American Vanguard is well positioned in both domestic and international markets to drive strong operational and financial performance in 2022, as we continue to implement our strategic growth initiatives.”

American Vanguard’s preliminary proxy materials can be found on the SEC’s website at www.sec.gov. The Company’s definitive proxy materials will be mailed to all stockholders eligible to vote in the 2022 Annual Meeting. Stockholders may receive materials, in the mail or otherwise, from Cruiser. The American Vanguard Board notes that stockholders are not required to take any action at this time and recommends that stockholders defer making any voting decisions until they receive definitive proxy materials from the Company.

The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2022 Annual Meeting. Information about the Company’s directors and executive officers is available in the Company’s (a) annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 14, 2022 and (b) proxy statement filed with the SEC on April 21, 2021 with respect to the Company’s 2021 Annual Meeting of Stockholders. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the 2022 Annual Meeting.

About American Vanguard

American Vanguard Corporation is a diversified specialty and agricultural products company that develops and markets products for crop protection and management, turf and ornamentals management and public and animal health. American Vanguard is included on the Russell 2000® and Russell 3000® Indexes and the Standard & Poor’s Small Cap 600 Index. To learn more about American Vanguard, please reference the Company’s web site at www.american-vanguard.com.

The Company, from time to time, may discuss forward-looking information. Except for the historical information contained in this release, all forward-looking statements are estimates by the Company’s management and are subject to various risks and uncertainties that may cause results to differ from management’s current expectations. Such factors include weather conditions, changes in regulatory policy, the coronavirus pandemic, and other risks as detailed from time-to-time in the Company’s SEC reports and filings. All forward-looking statements, if any, in this release represent the Company’s judgment as of the date of this release.

The Company is not requesting a proxy at this time, and we are asking stockholders to refrain from sending or granting a proxy until they have received a definitive proxy statement filed by the Company. That proxy statement, when delivered, will contain important information and will be available free of charge from the Company on its investor relations website (https://www.american-vanguard.com), or from the U.S. Securities and Exchange Commission on its website, http://www.sec.gov. The Company may furnish other information regarding the Company’s annual meeting or the election of directors and, when furnished, will be available free of charge from the Company or from the SEC’s website.

Contact Information

Reevemark

Paul Caminiti/Nicholas Leasure

(212) 433-4600

Paul.Caminiti@reevemark.com/Nicholas.Leasure@reevemark.com

MacKenzie Partners

Bob Marese

(212) 929-5500

bmarese@mackenziepartners.com